                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 25, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                          36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte, North Carolina            28255
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Address of principal executive offices                       (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code




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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------
   (99)                            Computational Materials
                                   prepared by Banc of America
                                   Securities LLC in connection
                                   with Banc of America Mortgage
                                   Securities, Inc., Mortgage
                                   Pass-Through Certificates,
                                   Series 2004-F

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


June 25, 2004

                                                   By:     /s/ Judy Lowman
                                                           ------------------
                                                           Judy Lowman
                                                           Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Computational Materials                            P
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Mortgage
                    Securities, Inc., Mortgage Pass-
                    Through Certificates, Series 2004-F